Exhibit (10)-x


                        BAUSCH & LOMB INCORPORATED

                     LTI DEFERRED COMPENSATION PLAN

                             Amendment No. 2


     Pursuant to Section 12, the Plan is amended, effective
     February 29, 2000, as follows:

     Section 8(d) is amended by adding to the end thereof the following new paragraph:


          A participant may make a change in the form of payment from the form previously elected to any other form permitted under the Plan at any time up to 24 months prior to the date payments commence. Any change elected within 24 months of a participant's payment commencement date shall be disregarded.



Dated _______________         Bausch & Lomb Incorporated



                              By_____________________



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